UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report      May 31, 2013

WESTERN ASSET

INTERMEDIATE MATURITY

CALIFORNIA MUNICIPALS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Maturity California Municipals Fund for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

II	Western Asset Intermediate Maturity California Municipals Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

Western Asset Intermediate Maturity California Municipals Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% on April 29, 2013 and was as high as 0.30% on several occasions, including at the end of the period. The yield on the ten-year Treasury began the period at 1.62%. Ten-year Treasuries hit a low of 1.59% in December 2012 and peaked at 2.16% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors modestly outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market performed largely in line with its taxable bond counterpart during the six months ended May 31, 2013. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Indexvii fell 1.09% and 1.05%, respectively. The municipal bond market was weak in December 2012, due to concerns about the future tax-favored status for municipal securities. The municipal bond market then rallied over three of the next four months as investor demand was generally solid, tax revenues improved and default rates remained low. However, the municipal bond market again weakened in May, along with the overall fixed-income market, as interest rates moved sharply higher.

IV	Western Asset Intermediate Maturity California Municipals Fund

Performance review

For the six months ended May 31, 2013, Class A shares of Western Asset Intermediate Maturity California Municipals Fund, excluding sales charges, returned -1.44%. The Fund’s unmanaged benchmark, the Barclays California Intermediate Municipal Bond Indexviii, returned -0.97% for the same period. The Lipper California Intermediate Municipal Debt Funds Category Average1 returned -1.25% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of May 31, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Intermediate Maturity California Municipals Fund:
Class A	-1.44%
Class C	-1.74%
Class I	-1.46%
Barclays California Intermediate Municipal Bond Index	-0.97%
Lipper California Intermediate Municipal Debt Funds Category Average[1]	-1.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2013 for Class A, Class C and Class I shares were 2.37%, 1.83% and 2.58%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 2.33%, 1.81% and 2.51%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.76%, 1.35% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares and 0.60% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Intermediate Maturity California Municipals Fund	V

Investment commentary (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays California Intermediate Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years.

VI	Western Asset Intermediate Maturity California Municipals Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six months ended May 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.44%	$1,000.00	$985.60	0.75%	$3.71	Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78
Class C	-1.74	1,000.00	982.60	1.35	6.67	Class C	5.00	1,000.00	1,018.20	1.35	6.79
Class I	-1.46	1,000.00	985.40	0.60	2.97	Class I	5.00	1,000.00	1,021.94	0.60	3.02

[1]	For the six months ended May 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Intermediate Municipal Bond Index
WA Int. Mat. CA	— Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — May 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Intermediate Municipal Bond Index
WA Int. Mat. CA	— Western Asset Intermediate Maturity California Municipals Fund

4	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2013

Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 90.8%
Education — 5.5%
California MFA Revenue, Biola University	5.625%	10/1/23	$2,000,000	$2,276,340
California State School Finance Authority, Educational Facilities Revenue, New Designs Charter School	5.250%	6/1/32	2,130,000	2,149,745
California State Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	650,000	644,196
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Revenue:
Ana G. Mendez University System Project	4.000%	4/1/20	500,000	503,845
Ana G. Mendez University System Project	5.000%	4/1/21	500,000	530,515
Ana G. Mendez University System Project	5.000%	4/1/22	500,000	533,005
University of California Revenues:
Limited Project	5.000%	5/15/25	2,500,000	2,965,075
Limited Project	5.000%	5/15/26	2,500,000	2,936,800
Total Education				12,539,521
Health Care — 13.6%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.000%	8/1/24	1,545,000	1,798,967
ABAG, CA, Finance Authority for Nonprofit Corp., Insured Senior Living Revenue:
Odd Fellows Home of California, CMI	5.000%	4/1/21	1,000,000	1,178,140
Odd Fellows Home of California, CMI	5.000%	4/1/23	1,000,000	1,181,150
Odd Fellows Home of California, CMI	5.000%	4/1/24	1,000,000	1,167,160
California Health Facilities Financing Authority Revenue:
Catholic Healthcare West	5.125%	7/1/22	3,075,000	3,276,812
Providence Health & Services System	6.250%	10/1/24	1,500,000	1,812,705
California Statewide CDA Revenue:
John Muir Health	5.000%	7/1/29	5,000,000	5,311,350
Lodi Memorial Hospital, CMI	5.000%	12/1/22	3,000,000	3,285,870
Methodist Hospital Project, FHA	6.250%	8/1/24	4,350,000	5,141,700
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	6,235,000	6,842,102
Total Health Care				30,995,956
Industrial Revenue — 6.4%
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/24	3,000,000	3,412,200
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	5,000,000	6,099,150
Southern California Public Power Authority:
Natural Gas Project Revenue, Project Number 1	5.250%	11/1/24	2,435,000	2,803,099
Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,304,620
Total Industrial Revenue				14,619,069

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Leasing — 6.4%
Alameda County, CA, Joint Powers Authority Lease Revenue, AGM	5.000%	12/1/23	$3,000,000	$3,346,290
California State Public Works Board, Lease Revenue:
Refunding, Various California State University Project	5.450%	9/1/14	1,000,000	1,003,770
Various Capital Projects	5.250%	10/1/24	3,000,000	3,520,260
El Dorado, CA, Irrigation District, COP, AGM	5.375%	8/1/24	1,090,000	1,235,122
Long Beach, CA, Bond Finance Authority Lease Revenue	5.000%	8/1/23	1,535,000	1,780,462
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue	5.000%	9/1/21	3,400,000	3,790,048
Total Leasing				14,675,952
Local General Obligation — 1.2%
Tahoe Truckee, CA, GO, USD:
Refunding, School Facilities Improvement, NATL District Number 1	5.000%	8/1/14	1,480,000	1,560,527
Refunding, School Facilities Improvement, NATL District Number 2	5.000%	8/1/14	1,180,000	1,244,204
Total Local General Obligation				2,804,731
Other — 1.7%
California State MFA Revenue, Goodwill Industry Sacramento Valley & Northern Nevada Project	5.750%	1/1/22	800,000	844,808
Ontario, CA, Redevelopment Financing Authority Revenue:
Project Number 1 Centre City & Cimarron, NATL	5.250%	8/1/15	1,935,000	1,939,509
Project Number 1 Centre City & Cimarron, NATL	5.250%	8/1/16	1,060,000	1,062,321
Total Other				3,846,638
Power — 19.1%
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/17	1,000,000	1,144,570
Carson Ice Generation Project	5.000%	7/1/19	800,000	935,080
Carson Ice Generation Project	5.250%	7/1/20	1,000,000	1,185,780
M-S-R Public Power Agency, San Juan Project Revenue, AGM	5.000%	7/1/22	3,000,000	3,419,580
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	5,000,000	5,797,550
Northern, CA, Power Agency Revenue:
Hydroelectric Project Number One	5.000%	7/1/22	2,250,000	2,505,983
Hydroelectric Project Number One	5.000%	7/1/23	5,000,000	5,539,550
Hydroelectric Project Number One	5.000%	7/1/24	2,000,000	2,285,940
Lodi Energy Center	5.000%	6/1/25	4,000,000	4,445,040
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/19	1,065,000	1,131,914
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/20	2,350,000	2,511,421
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,000,000	3,104,010

See Notes to Financial Statements.

6	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Power — continued
Sacramento, CA, Cogeneration Authority Project Revenue, Procter & Gamble Project	5.000%	7/1/17	$1,405,000	$1,614,134
Turlock, CA, Irrigation District Revenue	5.000%	1/1/24	7,070,000	7,903,129
Total Power				43,523,681
Pre-Refunded/Escrowed to Maturity — 0.0%
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	25,000	25,139	(a)
Solid Waste/Resource Recovery — 3.1%
California State PCFA, Solid Waste Disposal Revenue, Republic Services Inc.	0.570%	8/1/13	5,000,000	4,999,750	(b)(c)(d)
Sunnyvale, CA, Solid Waste Revenue:
Refunding, AMBAC	5.500%	10/1/13	1,520,000	1,538,377	(b)
Refunding, AMBAC	5.500%	10/1/14	605,000	611,740	(b)
Total Solid Waste/Resource Recovery				7,149,867
Special Tax Obligation — 8.6%
California Statewide CDA Revenue, Proposition 1A Receivables Program	5.000%	6/15/13	1,000,000	1,001,580
Encinitas, CA, Special Tax Revenue:
Community Facilities District No. 1-Encintas Ranch Public Improvements	5.000%	9/1/25	1,000,000	1,138,650
Community Facilities District No. 1-Encintas Ranch Public Improvements	5.000%	9/1/26	1,000,000	1,133,530
Community Facilities District No. 1-Encintas Ranch Public Improvements	5.000%	9/1/28	1,000,000	1,113,310
Irvine, CA, Improvement Bond Act 1915:
Limited Obligation Reassessment District No. 12-1	5.000%	9/2/24	600,000	687,336
Limited Obligation Reassessment District No. 12-1	5.000%	9/2/26	600,000	677,586
Livermore, CA, RDA, Tax Allocation Revenue, Redevelopment Project Area, NATL	5.250%	8/1/15	2,310,000	2,315,036
Oakland, CA, RDA, Subordinated, Tax Allocation Central District Redevelopment Project, NATL/FGIC	5.500%	9/1/14	2,000,000	2,006,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/22	1,485,000	1,678,822
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/18	4,500,000	5,059,620
Matching Fund Loan	5.000%	10/1/25	2,500,000	2,769,200
Total Special Tax Obligation				19,580,770
State General Obligation — 8.7%
California State, GO:
Various Purpose	5.000%	9/1/22	2,000,000	2,428,520
Various Purpose	5.000%	9/1/23	5,000,000	6,007,050

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
State General Obligation — continued
Various Purpose	5.000%	9/1/25	$1,000,000	$1,143,130
Various Purpose	5.000%	9/1/26	2,000,000	2,261,860
Various Purpose	5.000%	9/1/27	2,500,000	2,807,625
Various Purpose	5.000%	9/1/28	3,250,000	3,632,980
Puerto Rico Commonwealth, GO, Public Improvement	5.250%	7/1/23	1,500,000	1,522,650
Total State General Obligation				19,803,815
Transportation — 11.7%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.050%	5/1/23	3,000,000	3,016,320	(c)(d)
San Francisco Bay Area	1.250%	4/1/24	1,000,000	1,007,110	(c)(d)
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/21	2,575,000	3,077,125
Sacramento County, CA, Airport System Revenue	5.000%	7/1/25	1,000,000	1,138,870
Sacramento County, CA, Airport System Revenue	5.000%	7/1/26	1,500,000	1,694,955
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/26	5,305,000	5,929,876
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/24	5,665,000	6,423,430
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	4,000,000	4,489,360
Total Transportation				26,777,046
Water & Sewer — 4.8%
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	3,000,000	3,196,320
Los Angeles, CA, Department of Water & Power Waterworks Revenue	5.000%	7/1/26	1,500,000	1,754,880
San Diego, CA, Public Facilities Financing Authority Sewer Revenue	5.000%	5/15/20	5,000,000	5,922,900
Total Water & Sewer				10,874,100
Total Investments before Short-Term Investments (Cost — $194,283,441)				207,216,285
Short-Term Investments — 9.0%
Education — 0.8%
San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank	0.120%	1/1/23	1,735,000	1,735,000	(e)(f)
Health Care — 5.6%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.160%	7/1/38	9,700,000	9,700,000	(e)(f)
California Statewide CDA Revenue, Kaiser Permanente	0.100%	4/1/36	3,000,000	3,000,000	(e)(f)
Total Health Care				12,700,000
Industrial Revenue — 0.1%
California Statewide CDA, A&B Die Casting Corp., LOC-Bank of America N.A.	0.750%	4/1/23	300,000	300,000	(b)(e)(f)

See Notes to Financial Statements.

8	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Western Asset Intermediate Maturity California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Miscellaneous — 0.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, California Alumni Association Project, LOC-Bank of America N.A.	0.160%	4/1/34	$300,000	$300,000	(e)(f)
Public Facilities — 0.2%
West Covina, CA, RDA Lease Revenue, Lakes Public Parking Project, LOC-Allied Irish Bank PLC	0.100%	8/1/18	360,000	360,000	(e)(f)
Solid Waste/Resource Recovery — 1.2%
California State PCFA, Solid Waste Disposal Revenue, Zerep Management Corp. Project, LOC-Comerica Bank	0.200%	10/1/36	2,805,000	2,805,000	(b)(e)(f)
Water & Sewer — 1.0%
Antelope Valley-East Kern, CA, Water Agency, COP, LOC-Wells Fargo Bank N.A.	0.090%	6/1/37	300,000	300,000	(e)(f)
West Basin, CA, Municipal Water District Revenue, COP, SPA-Dexia Credit Local	0.190%	8/1/21	1,975,000	1,975,000	(e)(f)
Total Water & Sewer				2,275,000
Total Short-Term Investments (Cost — $20,475,000)				20,475,000
Total Investments — 99.8% (Cost — $214,758,441#)				227,691,285
Other Assets in Excess of Liabilities — 0.2%				390,581
Total Net Assets — 100.0%				$228,081,866

(a)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Maturity date shown represents the mandatory tender date.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Maturity California Municipals Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
USD	— Unified School District

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AA/Aa	25.2%
A	51.7
BBB/Baa	13.4
A-1/VMIG 1	9.0
NR	0.7
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

10	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $214,758,441)	$227,691,285
Cash	5,623
Interest receivable	2,677,423
Receivable for Fund shares sold	87,997
Prepaid expenses	15,858
Total Assets	230,478,186

Liabilities:
Payable for Fund shares repurchased	2,110,590
Investment management fee payable	91,292
Service and/or distribution fees payable	90,789
Distributions payable	35,247
Trustees’ fees payable	342
Accrued expenses	68,060
Total Liabilities	2,396,320
Total Net Assets	$228,081,866

Net Assets:
Par value (Note 7)	$252
Paid-in capital in excess of par value	222,061,915
Undistributed net investment income	58,287
Accumulated net realized loss on investments and futures contracts	(6,971,432)
Net unrealized appreciation on investments	12,932,844
Total Net Assets	$228,081,866

Shares Outstanding:
Class A	8,792,004
Class C	13,917,980
Class I	2,450,144

Net Asset Value:
Class A (and redemption price)	$9.07
Class C (and redemption price)	$9.06
Class I (and redemption price)	$9.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.28

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Interest	$4,081,408

Expenses:
Investment management fee (Note 2)	548,831
Service and/or distribution fees (Notes 2 and 5)	505,378
Transfer agent fees (Note 5)	46,259
Legal fees	19,821
Registration fees	17,142
Audit and tax	17,092
Shareholder reports	12,658
Fund accounting fees	10,700
Insurance	2,635
Trustees’ fees	1,705
Custody fees	1,077
Miscellaneous expenses	2,722
Total Expenses	1,186,020
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(22,046)
Net Expenses	1,163,974
Net Investment Income	2,917,434

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(431,241)
Futures contracts	195,168
Net Realized Loss	(236,073)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,457,892)
Futures contracts	99,440
Change in Net Unrealized Appreciation (Depreciation)	(6,358,452)
Net Loss on Investments and Futures Contracts	(6,594,525)
Decrease in Net Assets from Operations	$(3,677,091)

See Notes to Financial Statements.

12	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012

Operations:
Net investment income	$2,917,434	$5,691,475
Net realized loss	(236,073)	(132,411)
Change in net unrealized appreciation (depreciation)	(6,358,452)	12,121,323
Increase (Decrease) in Net Assets From Operations	(3,677,091)	17,680,387

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,915,811)	(5,687,564)
Decrease in Net Assets From Distributions to Shareholders	(2,915,811)	(5,687,564)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,517,716	80,860,174
Reinvestment of distributions	2,673,172	5,148,167
Cost of shares repurchased	(43,424,603)	(43,034,645)
Increase in Net Assets From Fund Share Transactions	11,766,285	42,973,696
Increase in Net Assets	5,173,383	54,966,519

Net Assets:
Beginning of period	222,908,483	167,941,964
End of period*	$228,081,866	$222,908,483
* Includes undistributed net investment income of:	$58,287	$56,664

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$9.34	$8.78	$8.60	$8.67	$8.17	$8.74

Income (loss) from operations:
Net investment income	0.14	0.29	0.32	0.31	0.33	0.33
Net realized and unrealized gain (loss)	(0.27)	0.56	0.18	(0.07)	0.50	(0.57)
Total income (loss) from operations	(0.13)	0.85	0.50	0.24	0.83	(0.24)

Less distributions from:
Net investment income	(0.14)	(0.29)	(0.32)	(0.31)	(0.33)	(0.33)
Total distributions	(0.14)	(0.29)	(0.32)	(0.31)	(0.33)	(0.33)

Net asset value, end of period	$9.07	$9.34	$8.78	$8.60	$8.67	$8.17
Total return[3]	(1.44)%	9.87%	5.92%	2.76%	10.35%	(2.89)%

Net assets, end of period (000s)	$79,742	$84,703	$76,708	$97,715	$84,106	$64,248

Ratios to average net assets:
Gross expenses	0.77%[4]	0.76%	0.76%	0.74%	0.77%	0.80%
Net expenses[5,6]	0.75 [4,7]	0.75 [7]	0.75 [7]	0.73 [7]	0.68 [7,8]	0.70 [8]
Net investment income	2.97 [4]	3.24	3.70	3.52	3.90	3.81

Portfolio turnover rate	11%	10%	5%	15%	4%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

14	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$9.33	$8.76	$8.59	$8.65	$8.16	$8.73

Income (loss) from operations:
Net investment income	0.11	0.24	0.27	0.25	0.28	0.28
Net realized and unrealized gain (loss)	(0.27)	0.57	0.16	(0.05)	0.49	(0.58)
Total income (loss) from operations	(0.16)	0.81	0.43	0.20	0.77	(0.30)

Less distributions from:
Net investment income	(0.11)	(0.24)	(0.26)	(0.26)	(0.28)	(0.27)
Total distributions	(0.11)	(0.24)	(0.26)	(0.26)	(0.28)	(0.27)

Net asset value, end of period	$9.06	$9.33	$8.76	$8.59	$8.65	$8.16
Total return[3]	(1.74)%	9.34%	5.17%	2.25%	9.56%	(3.51)%

Net assets, end of period (000s)	$126,042	$118,883	$81,846	$111,637	$60,574	$35,026

Ratios to average net assets:
Gross expenses	1.36%[4]	1.35%	1.38%	1.34%	1.38%	1.38%
Net expenses[5],6	1.35 [4,7]	1.35 [7]	1.35 [7]	1.34 [7]	1.29 [7,8]	1.28 [8]
Net investment income	2.37 [4]	2.63	3.11	2.89	3.27	3.24

Portfolio turnover rate	11%	10%	5%	15%	4%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$9.38	$8.81	$8.63	$8.69	$8.20	$8.77

Income (loss) from operations:
Net investment income	0.14	0.31	0.33	0.32	0.34	0.35
Net realized and unrealized gain (loss)	(0.28)	0.57	0.18	(0.06)	0.49	(0.58)
Total income (loss) from operations	(0.14)	0.88	0.51	0.26	0.83	(0.23)

Less distributions from:
Net investment income	(0.14)	(0.31)	(0.33)	(0.32)	(0.34)	(0.34)
Total distributions	(0.14)	(0.31)	(0.33)	(0.32)	(0.34)	(0.34)

Net asset value, end of period	$9.10	$9.38	$8.81	$8.63	$8.69	$8.20
Total return[3]	(1.46)%	10.12%	6.07%	3.00%	10.29%	(2.70)%

Net assets, end of period (000s)	$22,298	$19,322	$9,388	$16,325	$3,856	$2,680

Ratios to average net assets:
Gross expenses	0.67%[4]	0.66%	0.67%	0.66%	0.74%	0.62%
Net expenses[5,6]	0.60 [4,7]	0.60 [7]	0.60 [7]	0.60 [7]	0.59 [7,8]	0.52 [8]
Net investment income	3.12 [4]	3.37	3.84	3.63	3.96	4.05

Portfolio turnover rate	11%	10%	5%	15%	4%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

See Notes to Financial Statements.

16	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Maturity California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$207,216,285	—	$207,216,285
Short-term investments†	—	20,475,000	—	20,475,000
Total investments	—	$227,691,285	—	$227,691,285

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are

18	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 0.75%, 1.35% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended May 31, 2013, fees waived and/or expenses reimbursed amounted to $22,046.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2013, LMIS and its affiliates retained sales charges of $6,706 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2013, CDSCs paid to LMIS and its affiliates were:

Class A
CDSCs	$4,092

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

20	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,433,766
Sales	28,547,215

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,403,441
Gross unrealized depreciation	(470,597)
Net unrealized appreciation	$12,932,844

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At May 31, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$195,168

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$99,440

During the six months ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$8,189,446

†	At May 31, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.60% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$60,532	$17,995
Class C	444,846	18,535
Class I	—	9,729
Total	$505,378	$46,259

For the six months ended May 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,147
Class C	5,350
Class I	7,549
Total	$22,046

6. Distributions to shareholders by class

	Six Months Ended May 31, 2013	Year Ended November 30, 2012
Net Investment Income:
Class A	$1,199,165	$2,622,977
Class C	1,401,669	2,608,643
Class I	314,977	455,944
Total	$2,915,811	$5,687,564

7. Shares of beneficial interest

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	992,233	$9,100,282	1,993,718	$18,110,757
Shares issued on reinvestment	124,933	1,142,303	265,591	2,419,811
Shares repurchased	(1,390,104)	(12,739,360)	(1,933,339)	(17,565,995)
Net increase (decrease)	(272,938)	$(2,496,775)	325,970	$2,964,573

Class C
Shares sold	3,877,296	$35,514,648	5,659,058	$51,368,156
Shares issued on reinvestment	140,212	1,279,800	261,340	2,378,729
Shares repurchased	(2,842,176)	(26,112,707)	(2,516,290)	(22,798,741)
Net increase	1,175,332	$10,681,741	3,404,108	$30,948,144

22	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	858,710	$7,902,786	1,249,812	$11,381,261
Shares issued on reinvestment	27,368	251,069	38,161	349,627
Shares repurchased	(496,638)	(4,572,536)	(293,176)	(2,669,909)
Net increase	389,440	$3,581,319	994,797	$9,060,979

8. Capital loss carryforward

As of November 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
No Expiration	$(534,189)	*
11/30/2017	(2,907,290)
11/30/2018	(3,056,475)
11/30/2019	(358,359)
	$(6,856,313)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

24	Western Asset Intermediate Maturity California Municipals Fund 2013 Semi-Annual Report

Western Asset

Intermediate Maturity California Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Intermediate Maturity California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate Maturity California Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Maturity California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2400 7/13 SR13-1953

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Income Trust

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date: July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date: July 25, 2013